Summary Prospectus

May 21, 2013

db X-trackers MSCI EAFE Hedged Equity Fund

Ticker: DBEF	Stock Exchange: NYSE Arca

Before you invest, you may wish to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.dbxetf.com. You can also get this information at no cost by calling ALPS Distributors, Inc. at 1-855-329-3837 or by sending an e-mail request to dbxquestions@list.db.com. The Fund’s prospectus and statement of additional information, both dated May 21, 2013, are incorporated by reference into this Summary Prospectus.

Investment Objective

The db X-trackers MSCI EAFE Hedged Equity Fund (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE US Dollar Hedged Index (the “Underlying Index”).

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund.

You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:

Annual Fund Operating Expenses

(expenses that you pay each year as a

percentage of the value of your investment)

Management Fee	0.35%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.57%
Fee Waivers and Expense Reimbursement(1)	0.22%
Total Annual Operating Expenses After Fee Waivers and Expense Reimbursement	0.35%

(1)	Effective September 28, 2012, the Adviser has contractually agreed through September 30, 2013 to waive fees and/or reimburse the Fund’s expenses in order to limit the Fund’s net annual operating expenses to 0.35% of the Fund’s average daily net assets, except for interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses (the “Expense Cap”). The impact of the Expense Cap is that, in accordance with and as required thereunder, the Adviser will reimburse the Fund for the cost of compensation paid to the Trust’s non-interested trustees (the “Independent Trustees”) in respect of the Independent Trustees’ service to the Fund (“Independent Trustee Fees”). The Expense Cap will remain in effect until at least September 30, 2013 and may only be terminated with the consent of the Trust’s Board (and may not be terminated by the Adviser) prior to that time. The fee table reflects the effect of the Expense Cap.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$161	$298	$696

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

The Underlying Index is designed to provide exposure to equity securities in developed international stock markets, while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and selected non-U.S. currencies. As of March 31, 2013, the Underlying Index consisted of issuers from the following 25 developed market countries: Australia, Austria, Belgium, China, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Indonesia, Israel, Italy, Japan, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of March 31, 2013, the MSCI EAFE US Dollar Hedged Index consisted of 909 securities with an average market capitalization of approximately $12.6 billion and a minimum market capitalization of approximately $190.1 million. The Underlying Index hedges each foreign currency in the Underlying Index to the U.S. dollar by selling the applicable foreign currency forward at the one-month forward rate published by WM/Reuters.

For U.S. investors, international equity investments include two components of return. The first is the return attributable to stock prices in the non-U.S. market or markets in which an investment is made. The second is the return attributable to the value of non-U.S. currencies in these markets relative to the U.S. dollar. The Underlying Index and the Fund seek to track the performance of equity securities in these developed markets that is attributable solely to stock prices.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Underlying Index. The Adviser and/or Sub-Adviser expect that, over time, the correlation between the Fund’s performance and that of the Underlying Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation.

The Adviser and/or Sub-Adviser use a representative sampling indexing strategy in seeking to achieve the Fund’s investment objective. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index. The Fund intends to enter into forward currency contracts designed to offset the Fund’s exposure to non-U.S. currencies. A forward currency contract is a contract between two parties to buy or sell a specific currency in the future at an agreed-upon rate. The amount of forward contracts in the Fund is based on the aggregate exposure of the Fund and Underlying Index to each non-U.S. currency. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of non-U.S. currencies relative to the U.S. dollar.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers from Europe, Australia and the Far East and in instruments designed to hedge the Fund’s exposure to non-U.S. currencies. In addition, the Fund will invest at least 80% of its total assets (but typically far more) in instruments that comprise the Underlying Index. The Fund may also invest in depositary receipts in respect of equity securities that comprise the Underlying Index to seek performance that corresponds to the Underlying Index. Investments in such depositary receipts will count towards the 80% investment policy discussed above with respect to instruments that comprise the Underlying Index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated.

As of March 31, 2013, the Underlying Index was substantially comprised of issuers in the financial services sector.

Summary of Principal Risks

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of the Prospectus entitled “Further Discussion of Principal Risks” and in the Statement of Additional Information (“SAI”).

Non-U.S. Securities Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity, political instability and various administrative difficulties, such as delays in clearing and settling portfolio transactions. Because the Fund will invest in securities denominated in foreign currencies and the income received by the Fund will generally be in foreign currency, changes in currency exchange rates may negatively impact the Fund’s return. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments. In addition, the Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. In addition, the European financial markets have recently experienced volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed in the previous sentence).

Currency Risk. The Fund enters into forward currency contracts to attempt to minimize the impact of changes in the value of the non-U.S. currencies included in the Underlying Index against the U.S. dollar. These contracts may not be successful. Changes in currency exchange rates and the relative value of non-U.S. currencies may affect the value of the Fund’s investment and the value of your Fund shares. To the extent the

Fund’s forward currency contracts are not successful in hedging against such changes, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the non-U.S. currencies included in the Underlying Index against the U.S. dollar during the month may affect the value of the Fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down quickly and unpredictably and investors may lose money.

Forward Currency Contracts Risk. The Fund intends to invest in forward currency contracts. A forward currency contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s objectives under a forward contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Equity Securities Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities are subject to volatile changes in value and their values may be more volatile than other asset classes.

Financial Services Sector Risk. The Fund invests a significant portion of its assets in securities of issuers in the financial services sector in order to track the Underlying Index’s allocation to that sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets since late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. In particular, events in the financial sector since late 2008 have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. This situation has created instability in the financial markets and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies have avoided collapse due to intervention by the U.S. or foreign regulatory authorities, but such interventions have often not averted a substantial decline in the value of such companies’ common stock.

Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in equity securities, including general economic conditions and sudden and unpredictable drops in value. The Fund’s NAV and market price, like security prices generally, will fluctuate within a wide range in response to these and other factors.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Passive Investment Risk. The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Underlying Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Tracking Error Risk. The performance of the Fund may diverge from that of its Underlying Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Underlying Index, the Fund’s return may deviate significantly from the return of the Underlying Index.

Cash Redemption Risk. Because the Fund invests a portion of its assets in foreign currency forward contracts, the Fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. The Fund may be required to unwind such contracts or sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have incurred if it had made a redemption in-kind. As a result the Fund may pay out higher annual capital gains distributions than if the in-kind redemption process was used. Only certain institutional investors known as authorized participants who have entered into an agreement with the Fund’s distributor may redeem shares from the Fund directly; all other investors buy and sell shares at market prices on an exchange.

Valuation Risk. The value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Non-Diversification Risk. The Fund is non-diversified and may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Concentration Risk. To the extent that the Fund’s investments are concentrated in a particular industry, the Fund will be susceptible to loss due to adverse occurrences affecting that industry.

Geographic Investment Risk. As of March 31, 2013, a significant percentage of the Underlying Index is comprised of securities of issuers from the United Kingdom and Japan. To the extent the Index is significantly comprised of securities of issuers from a single country, and thus the Fund invests a significant portion of its assets in the securities of such country (including the United Kingdom and Japan), the Fund would be more likely to be impacted by events or conditions affecting those countries. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.dbxus.com.

Calendar Year Total Return as of 12/31

The Fund’s year-to-date return was 9.33% as of March 31, 2013.

During the periods shown in the above chart, the Fund’s highest and lowest calendar quarter returns were 10.75% and -5.18%, respectively, for the quarters ended March 31, 2012 and June 30, 2012.

Average Annual Total Returns for the Periods Ended December 31, 2012

	Year 1	Since Inception
Returns Before Taxes	18.15%	3.19%
Returns After Taxes on Distributions	12.86%	0.12%
Returns After Taxes on Distributions and Sale of Fund Shares	13.25%	1.31%
MSCI EAFE US Dollar Hedged Index	17.54%	3.56%
MSCI EAFE Index	17.32%	(0.32%)

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the Fund in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Management

Investment Adviser. DBX Advisors LLC.

Sub-Adviser. TDAM USA Inc.

Portfolio Managers. Vishal Bhatia and Dino Bourdos, each a Portfolio Manager, are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager functions as a member of a portfolio manager team. Messrs. Bhatia and Bourdos have been Portfolio Managers of the Fund since the Fund’s inception.

Payment to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For important information about the purchase and sale of Fund shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 61 of the Prospectus.

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